Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

June 30, 2023

Shares		Value
Common Stocks– 96.3%
Aerospace & Defense – 1.8%
Safran SA	55,256	$8,649,143
Air Freight & Logistics – 1.5%
Deutsche Post AG	150,421	7,341,252
Auto Components – 2.0%
Faurecia SE*	411,430	9,682,977
Automobiles – 1.8%
Ferrari NV	26,082	8,523,157
Banks – 6.1%
AIB Group PLC	1,167,622	4,904,851
BNP Paribas SA	197,327	12,427,267
Nordea Bank Abp	1,125,119	12,241,011
		29,573,129
Building Products – 1.8%
Cie de Saint-Gobain	140,767	8,559,585
Capital Markets – 4.9%
Deutsche Boerse AG	63,625	11,739,084
UBS Group AG	597,391	12,080,677
		23,819,761
Construction Materials – 1.4%
CRH PLC	120,994	6,666,809
Containers & Packaging – 1.2%
Smurfit Kappa Group PLC	167,486	5,579,151
Electrical Equipment – 1.5%
Schneider Electric SE	40,122	7,287,109
Electronic Equipment, Instruments & Components – 1.2%
Hexagon AB - Class B	487,002	5,996,338
Food Products – 7.5%
Chocoladefabriken Lindt & Spruengli AG (PC)	691	8,679,973
Danone SA	180,195	11,037,683
Nestle SA (REG)	139,498	16,774,681
		36,492,337
Hotels, Restaurants & Leisure – 1.9%
Compass Group PLC	336,806	9,417,379
Household Durables – 1.0%
Barratt Developments PLC	897,258	4,711,137
Independent Power and Renewable Electricity Producers – 2.0%
RWE AG	222,361	9,673,144
Industrial Conglomerates – 1.2%
Siemens AG	35,735	5,947,580
Machinery – 9.2%
Atlas Copco AB - Class A	458,555	6,609,419
FLSmidth & Company A/S	151,182	7,317,009
Knorr-Bremse AG	95,117	7,262,646
Konecranes Oyj	178,419	7,173,670
Sandvik AB	348,385	6,792,239
VAT Group AG (144A)	23,320	9,642,825
		44,797,808
Marine – 2.0%
Kuehne + Nagel International AG	33,383	9,875,369
Oil, Gas & Consumable Fuels – 3.0%
Shell PLC	481,376	14,318,480
Paper & Forest Products – 4.3%
Svenska Cellulosa AB SCA	718,518	9,160,163
UPM-Kymmene Oyj	400,493	11,916,339
		21,076,502
Personal Products – 1.6%
L'Oreal SA	16,809	7,833,110
Pharmaceuticals – 10.1%
AstraZeneca PLC	120,619	17,270,451
Novartis AG	118,820	11,951,051
Novo Nordisk A/S	122,104	19,676,239
		48,897,741
Professional Services – 2.0%
RELX PLC	288,438	9,599,583
Semiconductor & Semiconductor Equipment – 10.9%
ASM International NV	18,733	7,937,677
ASML Holding NV	21,299	15,407,619
BE Semiconductor Industries NV	67,648	7,329,376

Shares		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
Infineon Technologies AG	211,630	$8,724,880
Nordic Semiconductor ASA*	588,372	7,153,667
STMicroelectronics NV	127,753	6,351,339
		52,904,558
Software – 1.5%
Dassault Systemes SE	164,450	7,289,371
Specialty Retail – 1.3%
JD Sports Fashion PLC	3,425,648	6,350,801
Textiles, Apparel & Luxury Goods – 9.9%
adidas AG	49,662	9,633,185
Cie Financiere Richemont SA (REG)	52,757	8,941,215
Hugo Boss AG	126,727	9,891,927
LVMH Moet Hennessy Louis Vuitton SE	20,507	19,309,709
		47,776,036
Trading Companies & Distributors – 1.7%
Azelis Group NV	353,919	8,063,009
Total Common Stocks (cost $413,167,078)		466,702,356
Preferred Stocks– 1.1%
Machinery – 1.1%
Jungheinrich AG((cost $5,258,331)	151,168	5,532,045
Investment Companies– 2.5%
Money Markets – 2.5%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº,£((cost $12,012,567)	12,010,165	12,012,567
Total Investments (total cost $430,437,976) – 99.9%		484,246,968
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		467,711
Net Assets – 100%		$484,714,679

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
France	$92,075,954	19.0%
Switzerland	77,945,791	16.1
Germany	75,745,743	15.6
United Kingdom	47,349,351	9.8
Netherlands	44,993,152	9.3
Finland	31,331,020	6.5
Sweden	28,558,159	5.9
Denmark	26,993,248	5.6
Ireland	17,150,811	3.5
United States	12,012,567	2.5
Italy	8,523,157	1.7
Belgium	8,063,009	1.7
Norway	7,153,667	1.5
Singapore	6,351,339	1.3

Total	$484,246,968	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/23
Investment Companies - 2.5%
Money Markets - 2.5%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	$289,697	$993	$-	$12,012,567
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	26,825∆	-	-	-
Total Affiliated Investments - 2.5%	$316,522	$993	$-	$12,012,567

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 6/30/23
Investment Companies - 2.5%
Money Markets - 2.5%
Janus Henderson Cash Liquidity Fund LLC, 5.1900%ºº	10,391,302	213,474,057	(211,853,785)	12,012,567
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.9971%ºº	1,136,698	37,376,727	(38,513,425)	-

Average Ending Monthly Value of Derivative Instruments During the Period Ended June 30, 2023

Options:
Average value of option contracts purchased	$300,846
Average value of option contracts written	(125,658)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2023 is $9,642,825, which represents 2.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2023.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$466,702,356	$-	$-
Preferred Stocks	5,532,045	-	-
Investment Companies	-	12,012,567	-
Total Assets	$472,234,401	$12,012,567	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70221 08-23